UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2025

FS CREDIT OPPORTUNITIES CORP.

(Exact name of Registrant as specified in its charter)

Maryland	811-22802	46-1882356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FSCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 15, 2025, FS Credit Opportunities Corp. (NYSE: FSCO) (the “Company”) entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Company may offer and sell up to $150,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). Under the Investment Company Act of 1940, as amended, the Company may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated January 15, 2025 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) relating to the Common Shares to be offered under the Distribution Agreement. The Company will compensate the Distributor with respect to sales of Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of the Company’s Common Shares. Out of this commission, the Distributor will compensate the Sub-Placement Agent at a rate of up to 0.80% of the gross sales proceeds of the sale of the Company’s Common Shares sold by the Sub-Placement Agent.

The Offering is being made pursuant to a prospectus supplement, dated January 15, 2025 and the accompanying prospectus dated as of January 14, 2025, each of which constitute part of the Company’s effective shelf registration statement on Form N-2 (File No. 333-284268) previously filed with the Securities and Exchange Commission.

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference.

Item 8.01. Other Events

On January 15, 2025, Miles & Stockbridge P.C. delivered its legality opinion with respect to the Common to the Prospectus Supplement, a copy of which is attached hereto as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Distribution Agreement between the Registrant and ALPS Distributors, Inc.

1.2	Sub-Placement Agent Agreement between ALPS Distributors, Inc. and UBS Securities LLC

5.1	Opinion of Miles and Stockbridge P.C

23.1	Consent of Miles and Stockbridge P.C (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Opportunities Corp.

Date: January 16, 2025	By:	/s/ Stephen Sypherd
Stephen Sypherd
General Counsel